UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – February 1, 2024
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
0.000% Senior Notes due 2024	HON 24A	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2027	HON 27	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On February 1, 2024, Honeywell International Inc. (the “Company”) issued a press release announcing its fourth quarter and full year 2023 earnings, which is furnished herewith as Exhibit 99.1.

As previously announced in October 2023, starting in 2024 Honeywell International Inc. expects to realign its business units comprising its Performance Materials and Technologies and Safety and Productivity Solutions reportable business segments by forming two new business segments: Industrial Automation and Energy and Sustainability Solutions. Industrial Automation will include Sensing and Safety Technologies, Productivity Solutions and Services, and Warehouse and Workflow Solutions, which are currently included in Safety and Productivity Solutions, in addition to Process Solutions, which is currently included in Performance Materials and Technologies. Energy and Sustainability Solutions will include UOP and Advanced Materials, which are currently included in Performance Materials and Technologies. Further, as part of the realignment, the Company will rename its Aerospace and Honeywell Building Technologies reportable business segments to Aerospace Technologies and Building Automation, respectively. Following the realignment, the Company’s reportable business segments will be Aerospace Technologies, Building Automation, Industrial Automation, and Energy and Sustainability Solutions. The Company expects to report its financial performance based on this realignment effective with the first quarter of 2024. This realignment will have no impact on the Company's historical consolidated financial position, results of operations, or cash flows. To provide supplemental historical information on a basis consistent with its announced new reporting structure, the Company has furnished certain supplemental historical business segment information to conform to the announced new reporting structure.

Attached as Exhibit 99.2 is a supplemental schedule containing unaudited disaggregated revenue information for the year ended December 31, 2023.

Attached as Exhibit 99.3 is a supplemental schedule containing unaudited segment information for the three and twelve months ended December 31, 2023, recast on the basis of the realignment of the business segments expected to be effective with the quarter ending March 31,2024.

The supplemental unaudited disaggregated revenue information contained in Exhibit 99.2 and the supplemental unaudited historical business segment information contained in Exhibit 99.3 do not represent a restatement or reissuance of previously issued financial statements.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 in Item 9.01, shall not be deemed "filed" for purposes on Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit #	Description
99.1	Honeywell International Inc. Earnings Press Release dated February 1, 2024
99.2	Supplemental unaudited disaggregated revenue information for years ended December 31, 2023 and 2022 (furnished pursuant to Item 2.02 hereof).
99.3
Supplemental unaudited historical business segment information based on the realignment of the business segments expected to be effective with the quarter ending March 31, 2024 (furnished pursuant to Item 2.02 hereof).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 1, 2024	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu
Vice President and Corporate Secretary